SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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EZ English Online Inc.

(Name of Registrant as Specified in Charter)

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EZ ENGLISH ONLINE INC.

605 – 595 Hornby Street

Vancouver, BC V6C 1A4

Canada

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act of 1934 As Amended

To the Stockholders of EZ English Online Inc.:

Notice is hereby given to holders of common stock, par value $0.0001 per share (the “Common Stock”) of EZ English Online Inc., a Delaware corporation, of record at the close of business on the record date, December 21, 2006, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to the following matters.

INFORMATION

1. Increase in Authorized Capital

On December 15, 2006 our Board of Directors unanimously approved amendments to our Articles of Incorporation (the “Amendment”) to increase our authorized share capital from 100,000,000 common shares with a par value of $0.0001 to 600,000,000 common shares with a par value of $0.0001. Subsequent to our Board of Directors' approval of the Amendment, the holders of the majority of the outstanding shares of our Company gave us their written consent to the Amendment to our Articles of Incorporation on December 15, 2006. Therefore, following the expiration of the twenty-day (20) period required by Rule 14c and the provisions of Title 8 of the Delaware General Corporation Law, our Company will file a Certificate of Amendment to the Articles of Incorporation to amend our Articles of Incorporation to give effect to the Amendment. We will not file the Certificate of Amendment to the Articles of Incorporation until at least twenty (20) days after the filing and mailing of this Information Statement.

The proposed Certificate of Amendment to the Articles of Incorporation are attached hereto as Schedule A. The Certificate of Amendment to the Articles of Incorporation will become effective when they are filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our stockholders.

The purpose of increasing the authorized capital to 600,000,000 common shares is to provide us with the necessary flexibility to implement any potential future corporate plans.

Our Company has no other current plans, proposals or arrangements to issue additional common shares.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

Our Board of Directors have fixed the close of business on December 21, 2006 as the record date for the determination of stockholders who are entitled to receive this Information Statement. There were 5,061,925 shares of our Common Stock issued and outstanding on December 21, 2006. We anticipate that this Information Statement will be mailed on or about January 2, 2007 to all stockholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since September 30, 2006, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our company;
2.	any proposed nominee for election as a director of our company; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Beneficial Ownership

As used in this section, the term “beneficial ownership” with respect to a security is defined by Regulation 228.403 under the Securities Exchange Act of 1934, as amended, as consisting of: (1) any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (which includes the power to vote, or to direct the voting of such security) or investment power (which includes the power to dispose, or to direct the disposition of, such security); and (2) any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

As of the record date, December 21, 2006, we had a total of 5,061,925 shares of Common Stock ($0.0001 par value per share) issued and outstanding.

The following table sets forth, as of December 21, 2006, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Jacques Ninio 104/107 Walker Street North Sydney, NSW 2060 Australia	4,000,000 common shares	79.02%
Kris Kooner 20225 100 – 3675 Westminster Hwy Richmond, B.C. V7C 5W5	Nil	*
Directors and Executive Officers as a Group	4,000,000common shares	79.02%

* less than 1%

(1)            Based on 5,061,925 shares of common stock issued and outstanding as of December 21, 2006. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

DESCRIPTION OF THE COMPANY

We were incorporated on March 2, 2005 under the laws of the State of Delaware. Our principal offices are located at 605 – 595 Hornby Street, Vancouver, British Columbia, V6C 1A4, and our telephone number is (604) 809 3535.

We are a start-up stage corporation with limited operations and no revenues from our business operations. For the year ended September 30, 2006, we had no revenues, a net loss of $59,553 and had an accumulated deficit of $90,809 as of September 30, 2006. Our website is www.ezenglishonline.com.

Our company is currently seeking opportunities in the fashion industry in addition to continuing its current business of online English courses for the time being. We expect that the fashion industry will be our primary business in the near future.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table and text sets forth the names and ages of all directors, executive officers and significant employees of the company as of the Record Date. All of the directors serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Subject to any applicable employment agreement, executive officers serve at the discretion of the Board of Directors, and are appointed to serve until the first Board of Directors meeting following the annual meeting of stockholders. Also provided is a brief description of the business experience of each director, executive officer and significant employee during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Directors, executive officers and other significant employees:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Jacques Ninio	President and Director	37	December 12, 2006
Kris Kooner	Vice President Marketing and Director	32	March 28, 2006 (VP), October 4, 2006 (Director)

The backgrounds and experience of our directors, executive officers and other significant employees are as follows:

Jacques Ninio, President and Director

Jacques Ninio is a mechanical engineer specializing in automotive engineering. Mr. Ninio is also a qualified electrician, and a building manager. He manages and co-ordinates contractors for all aspects of the maintenance of an office block.

Kris Kooner, Vice President Marketing and Director

For the past five years, Mr. Kooner has been the sole owner and operator of CrackMarketing.com, a business which provides internet marketing and web based consulting services to a variety of clients. Mr. Kooner has developed several web businesses including Homehammer.com, which he recently sold. He is currently enrolled in the Executive Master's of Business Administration program at Athabasca University. Mr. Kooner also has an Internet Marketing degree from the University of British Columbia.

None of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

MARKET FOR THE COMPANY'S STOCK AND RELATED STOCKHOLDER MATTERS

The last closing price of our common stock, as reported by the NASD OTC Bulletin Board on October 18, 2006, was $0.52.

Our common shares are quoted for trading on the OTC Bulletin Board under the symbol "EZEO". Our first trade did not occur until October 2, 2006.

Our common shares are issued in registered form. The transfer agent and registrar for our common stock is Island Stock Transfer, Inc., 100 Second Avenue South, Suite 300N, St. Petersburg, FL 33701 (Tel: 727-289-0010) . On December 21, 2006, the stockholders' list of our common shares showed 41 registered stockholders and 5,061,925 common shares issued and outstanding.

AMENDMENTS TO THE COMPANY'S ARTICLES

Our Articles of Incorporation (the “Articles”) authorized the issuance of 100,000,000 shares of Common Stock, $0.0001 par value. On December 15, 2006 the Board of Directors approved an amendment to the Articles to increase the number of our Common Stock to 600,000,000.

The general purpose and affect of the Amendments to our Articles is the increase in the number of our Common Stock. The Board of Directors believes that it is in the best interest of our Company to increase the Common Stock available for general corporate purposes.

We currently have 100,000,000 authorized shares of common stock. As of the record date we had approximately 5,061,925 common shares issued and outstanding. Stockholder approval for the Amendment to our Articles of Incorporation was obtained by written consent of stockholders owning 4,000,000 shares of our common stock, which represented 79.02% on the record date, December 21, 2006.

We have no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions in equity financings could arise at any time. If the Board of Directors deemed it to be in the best interests of our Company and the stockholders to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by both of the stockholders, unless such authorization is otherwise required by law or regulations.

DISSENTER'S RIGHTS

Under Delaware law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the Company’s proposed Amendments to its Articles of Incorporation.

FINANCIAL AND OTHER INFORMATION

For more detailed information on the Company, including financial statements, you may refer to the Company’s Form 10-KSB and Form 10-QSB, filed with the SEC. Additional copies are available on the SEC’s EDGAR database at www.sec.gov or by calling our Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

EZ ENGLISH ONLINE INC.

By:	/s/ Jacques Ninio
Jacques Ninio, President and Director

SCHEDULE A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware does herby certify:

FIRST: That at a meeting of the Board of Directors of EZ English Online Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “Fourth” so that, as amended, said Article shall be read as follows:

“FOURTH: The total number of shares of stock, which this corporation is authorized to issue, is Six Hundred Million (600,000,000) shares of common stock with a par value of $0.0001.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the Sections 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _______ day of ________________,200___ .

By:

Authorized Officer

Title:	President
Name:	Jacques Ninio